SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2016

ADVANCED OXYGEN TECHNOLOGIES, Inc.

(Exact Name of Registrant as Specified in its Charter)

 Delaware 000-09951 91-1143622

(State of Incorporation) (Commission File No.) (I.R.S. Employer Identification No.)

C/O Crossfield Inc. PO Box 189 Randolph, VT 05060

(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 727-7085

C/O Crossfield Inc.100 Maiden Lane, Suite no.2003 New York, NY 10038

(Former Address)

Table of Contents

Item 4.01: Changes in Registrant's Certifying Accountant

Item 9: Exhibits

Signatures

Exhibits:

Exhibit I, Resignation Letter

Exhibit II, Accountant's letter to SEC of Agreement

ITEM 4.01: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Resignation of Accountants:

On August 05, 2016, the Company was notified by CHR. Mortensen Revisionsfirma ("Accountants") that the Accountants have resigned as the Company's independent auditors.

The Accountant's audit reports on the Company's consolidated financial statements for the fiscal years ended June 30, 2014 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended June 30, 2014 and 2015 and the subsequent interim period preceding the date of Accountant's resignation, there were no "disagreements," as that term is defined in Item 304(a) of Regulation S-K and the instructions related thereto, with the Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of the Accountants, would have caused the Accountants to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company's fiscal years ended June 30, 2014 and 2015 and the subsequent interim period preceding the date of Accountant's resignation, there were no "reportable events", as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the instructions related thereto.

The Company has provided the Accountants with a copy of the disclosures set forth above in Item 4.01 of this Current Report on Form 8-K and has requested that the Accountants furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the Accountants agree with the statements set forth above in Item 4.01 of this Current Report on Form 8-K and, if not, stating the respects in which the Accountants do not agree. A copy of the letter from the Accountants to the Securities and Exchange Commission dated August 05, 2016 is filed as Exhibit II to this Current Report on Form 8-K.

Engagement of Accountants:

On August 05, 2016 the Company has engaged Sadler, Gibb & Associates, LLC, 2455 E. Parleys Way, Suite 320, Salt Lake City, UT 84109, (801)783-2960 ("New Accountants") as its certified accounting firm/outside auditor.

Additionally, the Company has not consulted the New Accountants regarding:

(i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the issuer's financial statements and either written or oral advice was provided that was an important factor considered by the issuer in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) Any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Regulation S-B section §228.304 (Item 304).

The Company has provided the New Accountants with a copy of the disclosures set forth above in Item 4.01 of this Current Report on Form 8-K.

SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 11, 2016

/s/ Robert E. Wolfe /s/
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Robert E. Wolfe, Chairman of the Board and
Chief Executive Officer and Principal
Financial Officer

ITEM 9. EXHIBITS

EXHIBIT I, Resignation letter

EXHIBIT II, Accountant's Letter to SEC

SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 11, 2016

/s/ Robert E. Wolfe /s/
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Robert E. Wolfe, Chairman of the Board and
Chief Executive Officer and Principal
Financial Officer

EXHIBIT I, Resignation Letter

CHR. MORTENSEN REVISIONSFIRMA
Statsautoriseret Revisionsinteressentskab
Aldelgade 15
DK 1304 Kobenhavn K, Denmark

August 5, 2016

Robert Wolfe, Chairman and CEO

Advanced Oxygen Technologies, Inc.

C/O CROSSFIELD, INC.

PO Box 189

Randolph, VT 05060

Att.: Robert E. Wolfe

Resignation as auditor for Advanced Oxygen Technologies, Inc.

We shall hereby confirm for Advanced Oxygen Technologies, Inc that we have decided to resign as auditor for the company.

The reason for our resignation is that we have decided not to be registered with the PCAOB in connection with closing our audit firm CHR. Mortensen Revisionsfirma in Denmark.

We have been pleased with the cooperation from the management of Advanced Oxygen Technologies, Inc and we wish the best for the Company in the future.

Best regards

Michel Hansen

/s/Michel Hansen

EXHIBIT II

Accountant's letter to SEC

CHR. MORTENSEN REVISIONSFIRMA
Statsautoriseret Revisionsinteressentskab
Aldelgade 15
DK 1304 Kobenhavn K, Denmark

August 11, 2016

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100F Street, NE

Washington, DC 20549

Re: ADVANCED OXYGEN TECHNOLOGIES, INC.

File No. 000-09951

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K/A of ADVANCED OXYGEN TECHNOLOGIES, INC. dated August 11, 2016, and agree with the statements concerning our Firm contained therein.

Very truly yours,

Michel Hansen

/s/ Michel Hansen